SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 2002

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)


          DELAWARE                      0-26483                  94-3236309
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer of
incorporation or organization)                            Identification Number)



             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)


        Registrants Telephone Number, Including Area Code: (650) 624-1000


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Item 5. Other Events.

On February 25, 2002, VaxGen, Inc. (the "Company") announced that the Company, together with a group of South Korean investors, formed a joint venture, which will invest approximately $120 million to build and operate a facility in Incheon, South Korea, to manufacture the Company's AIDS vaccine. The joint venture, through the same $120 million investment, will also fund construction of a smaller facility in South San Francisco, Calif., to support licensure and commercial launch of the vaccine. Both facilities will be used for commercial manufacture of the vaccine, AIDSVAX, if it proves safe and effective and is licensed by the U.S. Food and Drug Administration.

The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

     EXHIBIT          DESCRIPTION

     99.1             Press Release issued February 25, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VaxGen, Inc.
                                            (Registrant)

Dated: February 27, 2002                    By: /s/ Carter A. Lee
                                            ---------------------------------
                                            Carter A. Lee
                                            Senior Vice President
                                            Finance & Administration

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                                  EXHIBIT INDEX


     EXHIBIT No.      DESCRIPTION
     -----------      -----------

        99.1          Press Release issued February 25, 2002.